UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

ALLEGION PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35971	98-1108930
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Block D

Iveagh Court

Harcourt Road

Dublin 2, Ireland

(Address of Principal Executive Offices, including Zip Code)

(353)(1) 2546200

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Executives from Allegion plc (the “Company”) will present an overview of the Company and information related to the Company’s separation from Ingersoll-Rand plc during investor presentations beginning on November 18, 2013. A copy of the presentation is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation slides issued by Allegion plc on November 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 18, 2013	ALLEGION PLC

	By:	/s/ Barbara A. Santoro
	Name:	Barbara A. Santoro
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation slides issued by Allegion plc on November 18, 2013.